June 6,1998


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-5037
                                            CIK No. 811030

Dear Sir or Madam:

     On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Annual Report to shareholders of the Osterweis Fund series of the Registrant for the year ended March 31, 1998.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,

/s/
Robert H. Wadsworth

                               The Osterweis Fund

                                  Annual Report

                                 March 31, 1998

                               The Osterweis Fund

                                 April 24, 1998


Dear Shareholders,

During the first quarter of 1998, The Osterweis Fund (the "Fund") enjoyed very strong returns. Net asset value per share increased 14.1%, compared to a 13.9% total return for the Standard and Poor's 500 Index. Because the Fund was less than fully invested in stocks, its above-average performance reflects a significant outperformance from the stocks it did hold.

While the stock market, in our view, cannot continually rise at the same exceptional rate that it has over the past three years, the factors that have led to recent market strength are still intact. These include an expanding economy, rising corporate profits, and a lack of inflationary pressure, coupled with easy credit and low or declining interest rates. Eventually one or more of these conditions will change and the market will suffer an inevitable correction.

For a while last year, it appeared that the Asian turmoil would adversely affect economic growth and corporate profits. This has proven partially true as some U.S. companies selling to Asia or competing with Asian goods have seen lower profits. On balance though, Asia's problems now appear to be a net positive for the U.S., as they have not caused a slowdown in overall U.S. growth, but have lessened inflationary pressures. As a result, the Fed has been able to maintain an accommodative U.S. domestic monetary policy and low interest rates.

So while some U.S. companies have reported Asian-related earnings problems and typically have seen their stocks trashed, in general, U.S. corporate profits have remained solid. This, coupled with benign interest rates, has allowed the stock market to flourish.

While we are certainly a bit cautious in the face of current stock market valuations, we believe that it is not particularly productive to focus on macroeconomic predictions, which, in our experience, are often wrong, but instead to focus on specific investment opportunities. Despite the market's generally rich valuation level, we are able to identify a number of attractively priced situations with improving fundamentals. As a result, we continue to build our portfolio with stocks specifically chosen for a combination of strong free cash flows, excellent management and improving profit outlooks. Such companies should prove rewarding investments over time, even if the overall market turns less ebullient.

Please let us know if we can answer any questions. We appreciate the trust you have placed in us and want to be responsive to your investment needs.

Sincerely,


/s/


John S. Osterweis


The Osterweis Fund's average annual total return from its inception on October 1, 1993 through March 31, 1998 was 16.9%. The twelve months ending March 31, 1998 provided a total return of 45.8%. Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their cost. The Osterweis Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

The Osterweis Fund
Vaslue of $10,000 vs. the S&P 500 Index
Average Annual Total Return
Period Ended March 31, 1998
1 Year.....................45.77%
Since Inception (10/1/93)..16.85%

Qtr               Adj Fund Adj S&P
10/1/93           10000    10000
12/31/93          10444    10179.15
3/31/94           10303.7  9789.359
6/30/94           10354.8  9823.736
9/30/94           10760.9  10313.23
12/31/94          10323.3  10308.93
3/31/95           10706.8  11311.74
6/30/95           11401.3  12390.81
9/30/95           12106.1  13374.64
12/31/95          11849    14178.14
3/31/96           12376.1  14942.03
6/30/96           12990.7  15602.23
9/30/96           13268.9  16091.02
12/31/96          13758.4  17437.85
3/31/97           13812.1  17899.76
6/30/97           15903.2  21018.91
9/30/97           17350.9  22596.06
12/31/97          17645.4  23252.44
3/31/98           20134    26493.87

Past performance is not predictive of future performance.

      The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

                               The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 89.7%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Banks: 3.1%
       9,500         NationsBank Corp........................................................            $ 692,906
                                                                                                         ---------

                     Beverages - Alcoholic: 2.2%
      10,800         Anheuser-Busch Companies, Inc...........................................              500,175
                                                                                                           -------

                     Building and Heavy Construction: 3.2%
      25,800         CalMat Company..........................................................              712,725
                                                                                                           -------

                     Business Services: 2.8%
      23,666         A.C. Nielsen Corp.......................................................              625,670
                                                                                                           -------

                     Computer Services: 2.7%
      13,200         Electronic Data Systems Corp............................................              605,550
                                                                                                           -------

                     Consumer Products: 6.1%
      11,400         Kimberly-Clark Corp.....................................................              571,425
      54,000         Playtex Products, Inc...................................................              796,500
                                                                                                           -------
                                                                                                         1,367,925
                                                                                                         ---------
                     Cosmetics: 3.2%
       9,240         Avon Products, Inc......................................................              720,720
                                                                                                           -------

                     Energy: 9.4%
      38,400         Calpine Corp............................................................              684,000
      22,000         Pioneer Natural Resources Company.......................................              547,250
      42,729         Snyder Oil Corp.........................................................              870,603
                                                                                                           -------
                                                                                                         2,101,853
                                                                                                         ---------
                     Financial Services: 3.3%
       9,400         Associates First Capital Corp., Class A.................................              742,600
                                                                                                           -------

                     Insurance:  3.8%
      12,700         HSB Group, Inc..........................................................              854,075
                                                                                                           -------
See accompanying Notes to Financial Statements.

                               The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Manufacturing - Diversified: 2.2%
       5,900         W.R. Grace & Company....................................................            $ 493,756
                                                                                                         ---------

                     Media and Broadcasting: 9.5%
      29,119         CBS Corp................................................................              988,226
      12,500         Scandinavian Broadcasting System SA, ADR*...............................              412,500
      23,400         Westwood One, Inc.......................................................              725,400
                                                                                                           -------
                                                                                                         2,126,126
                                                                                                         ---------
                     Newspapers and Publishing: 2.8%
      43,100         PRIMEDIA, Inc...........................................................              633,031
                                                                                                           -------

                     Pharmaceuticals: 6.6%
      22,000         Forest Laboratories, Inc................................................              794,750
      50,000         Sequus Pharmaceuticals, Inc.............................................              528,125
      13,000         VIVUS, Inc..............................................................              152,750
                                                                                                           -------
                                                                                                         1,475,625
                                                                                                         ---------
                     Real Estate: 7.9%
      49,800         Catellus Development Corp...............................................              924,413
      23,800         Crescent Real Estate Equities Company...................................              856,800
                                                                                                           -------
                                                                                                         1,781,213
                                                                                                         ---------
                     Retail: 13.8%
      28,600         Rite Aid Corp...........................................................              979,550
      95,000         Sunglass Hut International, Inc.........................................              997,500
      23,704         Tandy Corp..............................................................            1,114,088
                                                                                                         ---------
                                                                                                         3,091,138
                                                                                                         ---------
                     Telecommunications: 7.1%
       7,900         Cellular Communications International, Inc..............................              537,200
      15,320         CoreComm, Inc...........................................................              255,174
      18,267         NTL Inc.................................................................              790,048
                                                                                                           -------
                                                                                                         1,582,422
                                                                                                         ---------

                     Total Common Stocks (cost $12,005,990)..................................           20,107,510
                                                                                                        ----------
See accompanying Notes to Financial Statements.

                               The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
                     Telecommunications: 1.4%
       7,785         AirTouch Communications, Inc., 6.00%, Class B (cost $193,727)...........            $ 321,131
                                                                                                         ---------

                     WARRANTS: 0.2%
------------------------------------------------------------------------------------------------------------------------------------
                     Oil/Gas - Exploration: 0.2%
      25,928         Patina Oil & Gas Corp., Exp. 5/2/2001 (cost $46,994)....................               37,272
                                                                                                            ------

                     U.S. GOVERNMENT AND
Principal Amount     GOVERNMENT AGENCY OBLIGATIONS: 4.2%
------------------------------------------------------------------------------------------------------------------------------------
   $ 350,000         FFCB, 5.47%, 4/1/1998...................................................              350,000
     300,000         FHLD, 5.50%, 6/10/1998..................................................              296,862
     300,000         FFCB, 5.46%, 10/1/1998..................................................              300,000
                                                                                                           -------

                     Total U. S. Government and Government Agency Obligations
                     (cost $946,792).........................................................              946,862
                                                                                                           -------

                     CONVERTIBLE CORPORATE BONDS: 1.8%
------------------------------------------------------------------------------------------------------------------------------------
                     Oil/Gas - Exploration: 1.8%
     414,000         Kelley Oil & Gas Partners, 7.875%, 12/15/1999 (cost $368,217)...........              405,720
                                                                                                           -------

                     REPURCHASE AGREEMENT: 4.1%
------------------------------------------------------------------------------------------------------------------------------------
     928,000         Star Bank Repurchase Agreement, 5.00%, dated 3/31/1998,
                     due 4/1/1998, collateralized by $949,763 GNMA, due
                     5/20/2024 (proceeds $928,129) (cost $928,000)...........................              928,000
                                                                                                           -------


                     Total Investment in Securities (cost $14,489,720+): 101.4%..............           22,746,495
                     Liabilities in excess of Other Assets: (1.4)%...........................             (305,613)
                                                                                                          --------
                     Total Net Assets: 100.0% ...............................................          $22,440,882
                                                                                                       ===========

*Non-income producing security.


See accompanying Notes to Financial Statements.

                               The Osterweis Fund


SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
+At March 31, 1998, the cost of securities for Federal tax purposes was the same as the basis for financial reporting.  Unrealized  appreciation and depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $ 8,671,778
                     Gross unrealized depreciation...........................................             (415,003)
                                                                                                          --------
                              Net unrealized appreciation....................................          $ 8,256,775
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                               The Osterweis Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $14,489,720).................................          $22,746,495
      Cash  .................................................................................                   35
      Dividends and interest receivable  ....................................................               30,775
      Deferred organization costs............................................................                3,930
                                                                                                             -----
                  Total assets ..............................................................           22,781,235
                                                                                                        ----------

LIABILITIES
      Payables:
            Advisory fees....................................................................               18,613
            Administration fee...............................................................                3,667
            Securities purchased.............................................................              300,000
      Accrued expenses ......................................................................               18,073
                                                                                                            ------
                  Total liabilities..........................................................              340,353
                                                                                                           -------


NET ASSETS  ................................................................................           $22,440,882
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($22,440,882/1,320,805 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $16.99
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital........................................................................          $13,743,133
      Undistributed net realized gain on investments.........................................              440,974
      Net unrealized appreciation on investments.............................................            8,256,775
                                                                                                         ---------
            Net assets ......................................................................          $22,440,882
                                                                                                       ===========




See accompanying Notes to Financial Statements.

                               The Osterweis Fund

STATEMENT OF OPERATIONS - For the Year Ended March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Dividends........................................................................            $ 201,711
            Interest ........................................................................              140,229
            Other ...........................................................................               14,726
                                                                                                            ------
                  Total income ..............................................................              356,666
                                                                                                           -------
      Expenses
            Advisory fees....................................................................              190,006
            Administration fee...............................................................               38,001
            Fund accounting fees.............................................................               17,301
            Audit fee........................................................................               15,501
            Custody fees.....................................................................               10,674
            Transfer agent fees..............................................................                9,885
            Amortization of deferred organization costs......................................                7,753
            Trustee fees.....................................................................                6,102
            Registration fees................................................................                5,177
            Reports to shareholders..........................................................                5,001
            Miscellaneous....................................................................                5,001
            Legal fees.......................................................................                4,501
            Insurance........................................................................                2,226
                                                                                                             -----
                  Total expenses.............................................................              317,129
                  Add: reimbursement to Advisor..............................................               15,381
                                                                                                            ------
                  Net expenses...............................................................              332,510
                                                                                                           -------
                        Net investment income   .............................................               24,156
                                                                                                            ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................            1,814,280
      Net change in unrealized appreciation on investments ..................................            5,323,212
                                                                                                         ---------
                  Net realized and unrealized gain on investments ...........................            7,137,492
                                                                                                         ---------
                        Net increase in net assets resulting from operations ................          $ 7,161,648
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                               The Osterweis Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended         Year Ended
                                                                                 March 31, 1998     March 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income.........................................................        $ 24,156          $ 109,972
Net realized gain from security transactions .................................       1,814,280            576,542
Net change in unrealized appreciation on investments..........................       5,323,212          1,224,750
                                                                                     ---------          ---------
      Net increase in net assets resulting from operations ...................       7,161,648          1,911,264
                                                                                     ---------          ---------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.........................................................         (57,823)          (113,260)
Net realized gain from security transactions..................................      (1,810,405)          (188,621)
                                                                                    ----------           --------
      Total distributions to shareholders ....................................      (1,868,228)          (301,881)
                                                                                    ----------           --------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in
   outstanding shares (a) ....................................................         597,520         (1,943,533)
                                                                                       -------         ----------
      Total increase (decrease) in net assets ................................       5,890,940           (334,150)

NET ASSETS
Beginning of year.............................................................      16,549,942         16,884,092
                                                                                    ----------         ----------
End of year .................................................................      $22,440,882        $16,549,942
                                                                                   ===========        ===========

(a) A summary of capital shares transactions is as follows:

                                                                Years Ended                     Year Ended
                                                              March 31, 1998                  March 31, 1997
                                                          Shares           Value          Shares          Value
Shares sold .........................................     107,150      $ 1,649,762          329,346    $ 4,104,926
Shares issued in reinvestment of distribution........     127,199        1,834,205         24,407         297,077
Shares redeemed .....................................    (198,090)      (2,886,447)      (507,580)     (6,345,536)
                                                         --------       ----------       --------      ----------
Net increase (decrease) .............................      36,259        $ 597,520       (153,827)    $(1,943,533)
                                                           ======        =========       ========     ===========



See accompanying Notes to Financial Statements.

                               The Osterweis Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended March 31,                    October 1, 1993*
                                                                                                        through
                                            1998           1997            1996           1995      March 31, 1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period       $12.88         $11.74          $10.33         $10.28         $10.00
                                           ------         ------          ------         ------         ------
Income from investment operations:
   Net investment income ............        0.02           0.08            0.12           0.28           0.08
   Net realized and unrealized
      gain on investments ...........        5.61           1.27            1.48           0.11           0.22
                                             ----           ----            ----           ----           ----
Total from investment operations.....        5.63           1.35            1.60           0.39           0.30
                                             ----           ----            ----           ----           ----
Less distributions:
   From net investment income........       (0.05)         (0.08)          (0.19)         (0.25)         (0.02)
   From net capital gains ...........       (1.47)         (0.13)           0.00          (0.09)          0.00
                                            -----          -----            ----          -----           ----
Total distributions..................       (1.52)         (0.21)          (0.19)         (0.34)         (0.02)
                                            -----          -----           -----          -----          -----
Net asset value, end of period ......      $16.99         $12.88          $11.74         $10.33         $10.28
                                           ======         ======          ======         ======         ======

Total return ........................       45.77%         11.60%          15.59%          3.91%          3.04%

Ratios/supplemental data:
Net assets, end of period (millions).      $ 22.4         $ 16.5         $ 16.9           $ 9.8          $ 5.1
Ratio of expenses to average net assets:
   Before expense reimbursement/
      recoupment....................         1.67%          1.75%           1.77%          2.32%          3.73%+
   After expense reimbursement/
      recoupment....................         1.75%          1.75%           1.75%          1.74%          1.75%+
Ratio of net investment income to
   average net assets:
   Before expense reimbursement/
      recoupment...................          0.21%          0.63%           1.47%          2.74%          0.42%+
   After expense reimbursement/
      recoupment....................         0.13%          0.63%           1.49%          3.32%          2.40%+
Portfolio turnover rate .............       26.27%         41.30%          57.32%         28.65%         34.97%
Average commission rate paid
   per share++........................     $.0709          $.0551            -               -              -

*Commencement of operations.

+Annualized.

++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

                               The Osterweis Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 1998
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

      The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Deferred Organization Costs. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                               The Osterweis Fund

--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended March 31, 1998, Osterweis Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 1998, the Fund incurred $190,006 in Advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent neccessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended March 31, 1998, the Advisor recouped $15,381 of such expenses it previously reimbursed to the Fund, and at March 31, 1998, the remaining contingent amount reimbursable to the Advisor totaled $53,881.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million            $30,000
      $15 to $50 million           0.20% of average daily net assets
      $50 to $100 million          0.15% of average daily net assets
      $100 to $150  million        0.10%  of  average  daily  net assets
      Over $150 million            0.05% of average  daily net assets

      For the year ended March 31, 1998, the Fund incurred $38,001 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor. As of March 31, 1998, the Fund shares owned by the Fund's Advisor and its affiliates totaled 181,120 shares, out of 1,320,805.

                               The Osterweis Fund

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for the year ended March 31, 1998, were $4,770,652 and $5,324,086, respectively.

      For the year ended March 31, 1998, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $0 and $858,981, respectively.

NOTE 5 - YEAR 2000 ISSUE (Unaudited)

      Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's brokers and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue". Management is assessing its computer systems and the systems compliance issues of its brokers and major service providers. Based on information available to management, the Fund's brokers and major service providers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient, and the failure of a timely completion of all necessary procedures could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and the Fund's exposure to, this issue.

Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders of
The Osterweis Fund and the
Board of Trustees of Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities of The Osterweis Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1995 and for the period from October 1, 1993 (commencement of operations) through March 31, 1994 were audited by other auditors whose report dated May 16, 1995 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund as of March 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.
                                                             ERNST & YOUNG LLP

Los Angeles, California
May 1, 1998

                                     Advisor
                       Osterweis Capital Management, Inc.
                         One Maritime Plaza, Suite 1201
                         San Francisco, California 94111


================================================================================

                                   Distributor
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


================================================================================

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


================================================================================

                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132


================================================================================

                              Independent Auditors
                                Ernst & Young LLP
                       515 South Flower Street, 24th Floor
                          Los Angeles, California 90071


================================================================================

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.